Insurance Proceeds Receivable:	9 Months Ended
Sep. 30, 2015
Insurance Proceeds Receivable Abstract [Abstract]
Insurance Proceeds Receivable [Text Block]
4.	Insurance Proceeds Receivable:

At December 31, 2014 insurance proceeds receivable consisted of a $5.9 million escrow funding requirement as part of the securities class action litigation paid directly to an Escrow account by insurance carriers in addition to $778 thousand paid directly to the Company. The $5.9 million escrow funding of the settlement by insurers occurred in March, 2015.

In April, 2015, additional funds totaling $3.5 million were received by the Company directly from insurers for costs incurred arising from various legal proceedings, which has been recorded as other income in the accompanying condensed consolidated statement of operations for the nine months ended September 30, 2015.